ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS

4. ACQUISITIONS AND DISPOSITIONS

Acquisitions

Ecolab makes acquisitions from time to time that the company feels align with strategic business objectives. In accordance with authoritative guidance on business combination accounting, the assets and liabilities of the acquired entities have been recorded as of the acquisition date, at their respective fair values, and consolidated with the company. The purchase price allocation is based on estimates of the fair value of assets acquired and liabilities assumed. The results of operations related to each acquired entity have been included in the results of the company from the date each entity was acquired. The aggregate purchase price of acquisitions has been reduced for any cash or cash equivalents acquired with the acquisition.

Nalco merger

On December 1, 2011, the company completed its merger with Nalco, the world’s leading water treatment and process improvement company. Based in Naperville, Illinois, Nalco offers water management sustainability services focused on industrial, energy and institutional market segments. Nalco’s programs and services are used in water treatment applications to prevent corrosion, contamination and the buildup of harmful deposits and extend asset life, among other functions, and in production processes to enhance process efficiency, extend asset life and improve customers’ end products. Nalco also helps customers reduce energy, water and other natural resource consumption, minimizing environmental releases. Effective with the Nalco merger, the company added Nalco’s three legacy operating units (Water Services, Paper Services and Energy Services) as individual reportable segments.

Under the terms of the merger agreement, each share of Nalco common stock issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive, at the election of the stockholder, either 0.7005 shares of Ecolab common stock or $38.80 in cash, without interest, provided that approximately 70% of the issued and outstanding Nalco common stock immediately prior to the effective date was converted into the right to receive Ecolab common stock and approximately 30% of issued and outstanding shares of Nalco common stock immediately prior to the effective date was converted into the right to receive cash. In order to achieve this 70%/30% stock-cash consideration mix, the merger agreement provided for pro-rata adjustments to and reallocation of the stock consideration paid to Nalco stockholders, and cash elections made by Nalco stockholders, as well as the allocation of cash as the default consideration paid for Nalco shares owned by stockholders who failed to make an election. Those Nalco stockholders making stock elections received approximately 94% of their consideration in Ecolab shares while those electing cash received 100% cash consideration. Nalco stockholders did not receive any fractional shares of Ecolab common stock in the merger. Instead, they received cash in lieu of any fractional shares of Ecolab common stock.

The final consideration transferred to acquire all of Nalco’s stock is as follows:

MILLIONS, EXCEPT PER SHARE

Cash consideration
Number of Nalco common shares outstanding receiving cash consideration	41.8
Cash consideration per common share outstanding	$38.80
Total cash paid to Nalco shareholders electing cash consideration	$1,621.8
Stock consideration
Number of Nalco common shares outstanding receiving stock consideration	97.5
Exchange ratio	0.7005
Ecolab shares issued to Nalco shareholders electing stock consideration	68.3
Ecolab’s closing stock price on December 1, 2011	$55.62
Total fair value of stock consideration	$3,799.7
Fair value of Nalco equity compensation awards converted to Ecolab awards	$73.5
Total fair value of cash and stock consideration	$5,495.0

The company incurred certain merger and integration costs associated with the transaction that were expensed as incurred and are reflected in the Consolidated Statements of Income. A total of $62.8 million has been incurred, with $57.7 million included in special (gains) and charges related to merger and integration charges, closing costs and advisory fees, $3.6 million included in cost of sales related to recognition of fair value step-up in Nalco inventory and $1.5 million included in interest expense, net related to fees to secure short-term credit facilities.

The company initially financed the merger through commercial paper borrowings backed by its $1.5 billion, 5 year credit facility and its $2.0 billion 364 day credit facility and through proceeds from its $500 million private placement senior notes. See Note 6 for further discussion on the company’s debt. The company also issued 68.3 million shares of Ecolab common stock as part of the merger transaction. In addition, certain outstanding Nalco equity compensation awards were converted into Ecolab equity compensation awards of which the consideration portion was $73.5 million. See Notes 9 and 10 for further discussion on equity and equity compensation, respectively.

The merger has been accounted for using the acquisition method of accounting which requires, among other things, that most assets acquired and liabilities assumed be recognized at fair value as of the acquisition date. Certain estimated values are not yet finalized (see below) and are subject to change, which could be significant.

The company will finalize the amounts recognized as information necessary to complete the analyses is obtained. The company expects to finalize these amounts no later than one year from the merger date. The following items remain subject to change:

- Amounts for contingent liabilities, pending the finalization of the company’s review of the Nalco contingent liabilities

- Certain tangible and intangible assets, pending the finalization of valuation procedures

- Certain assets and liabilities related to non-wholly owned subsidiaries

- Certain assets and liabilities pending the results of a comprehensive accounting policy consistency review

- Amounts for deferred tax assets and liabilities, pending the finalization of assets acquired, liabilities assumed and resulting goodwill

The following table summarizes the values of Nalco assets acquired and liabilities assumed as of the merger date. To the extent previously discussed, such amounts are considered preliminary:

MILLIONS

Current assets	$1,869.6
Property, plant and equipment	1,069.2
Other assets	97.3
Identifiable intangible assets:
Customer relationships	2,160.0
Patents	321.0
Trade names	1,230.0
Trademarks	79.0
Other technology	91.0
Total assets acquired	6,917.1

Current liabilities	1,105.5
Long-term debt	2,858.4
Pension and postretirement benefits	505.7
Net deferred tax liability	1,188.7
Noncontrolling interests and other liabilities	167.7
Total liabilities and noncontrolling interests assumed	5,826.0
Goodwill	4,403.9
Total consideration transferred	$5,495.0

The customer relationships, patents, finite-lived trademarks and other technology are being amortized over weighted average lives of 15, 14, 15 and 8 years, respectively. The Nalco trade name has been determined to have an indefinite life.

In-process research and development associated with the Nalco merger was not significant.

Goodwill is calculated as the excess of the consideration transferred over the fair value of identifiable net assets acquired and represents the expected synergies and other benefits from combining the operations of Nalco with the operations of Ecolab. The company expects that the merger will produce revenue growth synergies through the cross-selling of products in complementary markets and also expand geographic and market breadth, while adding scale to operations in smaller countries, thus creating a stronger more globally diversified and strategically well-positioned combined entity. Key areas of cost synergies include increased purchasing power for raw materials, supply chain consolidation and elimination of corporate general and administrative functions overlap. Goodwill related to the Nalco merger is currently presented in total, but will ultimately be allocated to the Water Services, Paper Services and Energy Services operating units.

The following table provides net sales and operating income from the Nalco business included in the company’s results since the December 1, 2011 merger.

MILLIONS

Net sales	$193.4
Operating income	13.8

The following table provides unaudited pro forma net sales and reported results of operations for the years ended December 31, 2011 and 2010, assuming the Nalco merger had been completed on January 1, 2010. The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the merger, supportable and expected to have a continuing impact on the combined results. The unaudited pro forma results do not include any anticipated cost savings from operating efficiencies or synergies that could result from the merger. Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the merger been completed on January 1, 2010, nor are they indicative of future operating results of the combined company.

MILLIONS	2011	2010
Net sales	$ 11,283.9	$ 10,340.2
Net income attributable to Ecolab	624.3	572.3
Earnings attributable to Ecolab per common share
Basic	2.08	1.90
Diluted	2.04	1.86

Other significant acquisition activity

Excluding the Nalco merger, the pro forma impact of all other acquisitions during 2011, 2010, and 2009 was not material to the company’s consolidated financial statements; therefore pro forma financial information is not presented. Based upon purchase price allocations, excluding the Nalco merger, the components of the aggregate purchase prices of 2011, 2010 and 2009 acquisitions are shown in the following table. The contingent consideration relates to in an immaterial acquisition completed during 2011.

MILLIONS	2011	2010	2009

Net tangible assets acquired (liabilities assumed)	$58.6	$17.4	$(0.7)
Identifiable intangible assets
Customer relationships	145.5	11.3	3.0
Patents	0.3	—	1.4
Trademarks	11.2	0.7	0.2
Other technology	8.4	5.7	5.3
Total	165.4	17.7	9.9
Goodwill	94.3	8.3	5.2
Total aggregate purchase price	318.3	43.4	14.4
Contingent consideration	(5.0)	—	—
Liability for indemnification	(28.1)	—	—
Net cash paid for acquistions	$285.2	$43.4	$14.4

Excluding the Nalco merger, the weighted average useful lives of intangible assets acquired was 13 years as of December 31, 2011, 2010 and 2009.

2011 Activity

In March 2011, the company closed on the purchase of the assets of O.R. Solutions, Inc., a privately-held developer and marketer of surgical fluid warming and cooling systems in the U.S. The total purchase price was approximately $260 million, of which $26 million remains payable and was placed in an escrow account for indemnification purposes related to general representations and warranties. The business, which had annual sales of approximately $55 million, became part of the company’s U.S. Cleaning & Sanitizing segment during the first quarter of 2011.

In December 2010, subsequent to the company’s 2010 year end for international operations, the company completed the purchase of selected assets of the Cleantec business of Campbell Brothers Ltd. in Australia. Cleantec is a developer, manufacturer and marketer of cleaning and hygiene products principally within the Australian food and beverage processing, food service, hospitality and commercial laundry markets. The total purchase price was approximately $43 million, of which $2 million remains payable and was placed in an escrow account for indemnification purposes. The business, which had annual sales of approximately $55 million, became part of the company’s International segment during the first quarter of 2011.

2010 Activity

In September 2010, the company acquired the commercial laundry division of Dober Chemical Corp. The acquisition strengthens the company’s U.S. and Canada Textile Care business by adding customer relationships and business scale, as well as important customer technology. The business, which had annual sales of approximately $37 million, became part of the company’s U.S. Cleaning & Sanitizing segment during the third quarter of 2010.

2009 Activity

In October 2009, the company acquired the ISS pest elimination business in the U.K. The business, which had annual sales of approximately $6 million, was integrated with the company’s existing U.K. pest elimination business during the fourth quarter of 2009.

In February 2009, the company acquired assets of the Stackhouse business of CORPAK Medsystems, Inc. Stackhouse is a leading developer, manufacturer and marketer of surgical helmets and smoke evacuators, primarily for use during orthopedic surgeries. The business, which had annual sales of approximately $4 million, became part of the company’s U.S. Cleaning & Sanitizing segment during the first quarter of 2009.

Dispositions

During the third quarter of 2010, the company sold an investment in a small U.S. business and realized a gain of $5.9 million, which was reported in special (gains) and charges. The investment was not material to the company’s consolidated results of operations or financial position.

During the second quarter of 2010, the company sold a small joint venture in its international segment. The impact of this divestiture and the joint venture were not material to the company’s consolidated results of operations or financial position.

The company had no significant business dispositions in 2011 or 2009.